Peoples BANCORP®

Nasdaq: PEBO

Investor Presentation

4th Quarter 2016

Safe Harbor Statement

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. ("Peoples").

The information contained in this presentation should be read in conjunction with Peoples' Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the "2015 Form 10-K") filed with the Securities and Exchange Commission (the "SEC") and the earnings release for the 4th quarter and full year 2016 (the "Earnings Release for 2016") included in Peoples Current Report on Form 8-K furnished to the SEC on January 27, 2017, each of which is available on the SEC's website (www.sec.gov) or at Peoples' website (www.peoplesbancorp.com). Peoples expects to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the"2016 Form 10-K") with the SEC on or about February 24, 2017. As required by U.S. generally accepted accounting principles, Peoples is required to evaluate the impact of subsequent events through the issuance date of Peoples' consolidated financial statements as of and for the fiscal year end December 31, 2016 as part of its 2016 Form 10-K. Accordingly, subsequent events could occur that may cause Peoples to update its critical accounting estimates and to revise its financial information from that which is contained in this presentation.

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Peoples' 2015 Form 10-K under the section, "Risk Factors" in Part I, Item 1A and in the Earnings Release for 2016. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples' business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

Overview

- Profile and Investment Rationale
- 2016 Performance
- Strategy
- Performance Outlook
- Appendix

Profile and Investment Rationale

Corporate Profile

- **Financial holding company headquartered in Marietta, Ohio.**
  - Provides a broad range of banking, insurance, and investment services
- **Current snapshot:**
  - Assets: $3.4 billion; Loans: $2.2 billion
  - Deposits: $2.5 billion
  - Market capitalization: $586 million
  - Assets Under Management: $2.1 billion
- **Current footprint**
  - Located along major transportation routes
  - Demographics:
    - Total population: Approx. 4.1 million
    - Median income: $46,588
  - Key industries:
    - Health care
    - Manufacturing (plastics/petrochemicals)
    - Oil/gas/coal activities (shale opportunities)
    - Education and social services
    - Tourism
  - Unemployment:
    - OH: 4.9%
    - WV: 5.9%
    - KY: 4.8%
    - US: 4.7%


OH
Cleveland
Columbus
Cincinnati
Marietta
Morgantown
Charleston
WV
KY
77
70
71
79
64

Market data as of January 27, 2016
Unemployment data as of December 2016
Financial data as of December 31, 2016

Investment Rationale

- **Unique community banking model**
  - Greater revenue diversity for a community bank our size (33% fee-based)
  - Strong community reputation and active involvement
  - Local market teams capable of outmaneuvering larger banks
  - More sophistication and product breadth than smaller banks
- **Strong fee-based businesses**
  - Sizable market share in several areas
  - Prior insurance acquisitions producing steady returns
  - Potential wealth management opportunities
- **Capacity to grow our franchise**
  - Strong capital and fundamentals to support M&A strategy
  - Proven integration capabilities and scalable infrastructure, including recently upgraded, best-in-class core banking platform
  - Passionate and talented associates
- **Committed to disciplined execution**
  - Strong, integrated enterprise risk management process
  - Dedicated to delivering positive operating leverage
  - Focused on business line performance and contribution, operating efficiency, and credit quality
- **Attractive dividend opportunity**
  - Targeting 40% to 50% payout ratio

2016 Performance

2016 Highlights

- Reported record full year earnings of $31.2 million
- Achieved operating objectives while completing upgrade of core banking systems
- Grew loans by 7% with strong performance in both Indirect and Commercial & Industrial Lending
- Generated positive operating leverage for full year 2016, and for six consecutive quarters (versus prior year quarter)
- Adjusted efficiency ratio below 65% via expense controls (64.8% for the 4th quarter, 64.3% for the year)
- Maintained stable credit quality with credit costs mainly driven by loan growth
- Sustained fee income at 33% of revenues

Summary Quarterly Financials

	Metrics	QE 12/31/16	QE 9/30/16	O/(U)	QE 12/31/15	O/(U)
Balance Sheet Highlights	Investment securities	$ 859,455	$ 844,248	1.8%	$ 868,830	-1.1%
	Gross loans	2,224,936	2,169,208	2.6%	2,072,440	7.4%
	Allowance for loan losses	(18,429)	(18,219)	1.2%	(16,779)	9.8%
	Net loans	2,206,507	2,150,989	2.6%	2,055,661	7.3%
	Total assets	3,432,348	3,363,585	2.0%	3,258,970	5.3%
	Non-interest-bearing deposits	734,421	745,468	-1.5%	717,939	2.3%
	Interest-bearing deposits	1,775,301	1,829,989	-3.0%	1,818,005	-2.3%
	Total deposits	2,509,722	2,575,457	-2.6%	2,535,944	-1.0%
	Stockholders' equity	435,261	440,637	-1.2%	419,789	3.7%
Income Statement	Net interest income	$ 26,667	$ 26,123	2.1%	$ 25,864	3.1%
	Provision	711	1,146	-38.0%	7,238	-90.2%
	Other gains/(losses)	(41)	(225)	-81.8%	(442)	-90.7%
	Non-interest income	12,111	13,538	-10.5%	12,101	0.1%
	Non-interest expense	27,282	26,842	1.6%	27,277	0.0%
	Income tax expense	3,336	3,656	-8.8%	425	684.9%
	Net income	$ 7,408	$ 7,792	-4.9%	$ 2,583	186.8%
Key Ratio Metrics	Return on assets	0.87%	0.93%	-0.06%	0.32%	0.55%
	Efficiency ratio (1)	66.87%	64.33%	2.54%	67.94%	-1.07%
	Pre-provision net revenue / avg assets (1)	1.35%	1.53%	-0.18%	1.31%	0.04%

(1) Non-GAAP financial measure. See Appendix for additional information.

Peoples BANCORP

Summary Annual Financials

	Metrics	YE 12/31/16	YE 12/31/15	O/(U)
Balance Sheet Highlights	Investment securities	$ 859,454	$ 868,830	-1.1%
	Gross loans	2,224,936	2,072,440	7.4%
	Allowance for loan losses	(18,429)	(16,779)	9.8%
	Net loans	2,206,507	2,055,661	7.3%
	Total assets	3,432,348	3,258,970	5.3%
	Non-interest-bearing deposits	734,421	717,939	2.3%
	Interest-bearing deposits	1,775,301	1,818,005	-2.3%
	Total deposits	2,509,722	2,535,944	-1.0%
	Stockholders' equity	435,261	419,789	3.7%
Income Statement	Net interest income	$ 104,865	$ 97,612	7.4%
	Provision	3,539	14,097	-74.9%
	Other gains/(losses)	(203)	(1,059)	-80.8%
	Non-interest income	51,070	47,441	7.6%
	Non-interest expense	106,911	115,081	-7.1%
	Income tax expense	14,125	3,875	264.5%
	Net income	$ 31,157	$ 10,941	184.8%
Key Ratio Metrics	Return on assets	0.94%	0.35%	0.59%
	Efficiency ratio (1)	65.13%	75.50%	-10.37%
	Pre-provision net revenue / avg assets (1)	1.48%	0.96%	0.52%

(1) Non-GAAP financial measure. See Appendix for additional information.

Operating Expenses

Six consecutive quarters of well-controlled expenses



(thousands) Not to scale
$1,020
$27,758
$190
$25,922
$1,250
$26,027
$26,282
$90
$26,415
$423
$26,419
$746
$26,536
(4.4%) decline in core, quarterly expenses from 2Q-15 to 4Q-16
2Q-15
3Q-15
4Q-15
1Q-16
2Q-16
3Q-16
4Q-16
Core Non-Interest Expenses *
Non-Core Non-Interest Expenses *

* Non-GAAP financial measure. See Appendix.

Core Efficiency

Efficiency has improved as a result of expense control and revenue growth



70.00%
69.00%
68.00%
67.00%
66.00%
65.00%
64.00%
63.00%
62.00%
61.00%
69.55%
67.49%
64.26%
64.85%
63.28%
64.83%
64.30%
FY 2014
FY 2015
1Q-16
2Q-16
3Q-16
4Q-16
FY 2016
(4.7%) YOY Improvement from 2015

- The Adjusted Efficiency Ratio is a non-GAAP financial measure (see Appendix). It excludes acquisition costs, system upgrade costs, pension settlement charges, severance charges and certain other non-core expenses.

Pre-Provision Net Revenue Growth

2016 PPNR is up 64% over 2015, and PPNR/Average Assets at 5-Year High



($thousands)
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.41%
1.26%
1.10%
0.96%
1.48%
$25,972
$24,340
$24,550
$29,972
$49,024
2012
2013
2014
2015
2016
PPNR*
PPNR* to Total Average Assets

* Non-GAAP financial measure. See Appendix.

Loan Growth

Total loans were up 7% over December 2015, with originated loans up 21%



($ millions)
7% growth
21% growth
$658
$628
$592
$551
$517
$1,415
$1,477
$1,537
$1,618
$1,708
12/31/2015
3/31/2016
6/30/2016
9/30/2016
12/31/2016
Originated Loans
Acquired Loans

Asset Quality

Criticized and Classified loan levels remain reasonably stable



(percent)
37.1%
34.2%
36.5%
39.2%
38.2%
33.3%
30.4%
29.9%
22.4%
20.8%
22.1%
19.3%
18.4%
16.2%
16.5%
17.4%
3/31/2015
6/30/2015
9/30/2015
12/31/2015
3/31/2016
6/30/2016
9/30/2016
12/31/2016
Criticized Loans / Tier 1 Capital + ALLL *
Classified Loans / Tier 1 Capital + ALLL *

* In accordance with SEC reporting methodologies. Criticized loans includes loans categorized as watch, substandard or doubtful. Classified loans includes loans categorized as substandard or doubtful.

CRE Concentration Analysis

- **CRE exposure is well below supervisory criteria established to identify institutions with heightened CRE concentration risk**
  - Exposure levels also compare favorably to peer institution concentration levels
  - Concentration levels have improved relative to peers on a linked quarter basis



Peer Bank Subs --CLD Loans / Risk-Based Capital
110.0%
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
44%
26%



Peer Bank Subs - CRE Loans / Risk-Based Capital
400.0%
350.0%
300.0%
250.0%
200.0%
150.0%
100.0%
50.0%
0.0%
209%
147%

- Source: SNL Financial, Commercial Bank Call Report Data as of 9/30/16
- Per April 2015 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land, and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD)

Peoples BANCORP

Loan and Deposit Composition

Loan Portfolio (Excluding Deposit ODs)



Construction
4.3%
CRE
33.1%
C&I
19.0%
Residential
Real Estate
24.1%
HELOCs
5.0%
Consumer
14.5%

Deposit Portfolio



Retail CDs
15.3%
MMDA
16.2%
Brokered
CDs
0.6%
Savings
17.4%
Interest-
Bearing
Demand
11.1%
Public
Funds
10.0%
Non-
Interest
Bearing
Demand
29.3%

Data as of December 31, 2016

Peoples BANCORP

Insurance & Investment Income Composition

Insurance Revenue *



Other
2.0%
Life & Health 12.5%
P&C Commercial Lines 57.6%
Performance based ** 12.6%
P&C Personal Lines 15.3%

** Approximately 90% attributable to P&C Commercial Lines

Investment Revenue *



Brokerage 29.9%
Fiduciary 56.0%
Employee Benefits 14.1%

* Trailing Twelve Months from 12/31/16

Business Highlights

- **Commercial Banking**
  - Average loans and deposits each up 5% from December 2015
  - Strong loan pipeline with $67 million in scheduled 1Q-2017 fundings
  - Non-interest income up 17% over 2015, driven by swap fees
  - $20 million lending "house limit" although legal limit is over $40 million
- **Retail Banking**
  - Indirect loans grew by $85 million or 51% since 12/31/15
  - Non-interest bearing DDA at 26% of total deposits
  - Net DDA account growth of 2%
- **Insurance**
  - Commercial Property & Casualty lines comprising 58% of revenue
  - Expanding Life & Health segment comprising 13% of revenue
- **Trust and Investments**
  - $2.1 billion in assets under management, up 7% from December 2015
  - Non-interest income is up 11% over 2015
  - Retirement planning, 401(k) administration, brokerage and trust services

Strategy

Strategic Road Map

"Best Community Bank in America"

- Commitment to Superior Shareholder Returns
- Great Place to Work
- Great Place to Bank
- Meaningful Impact on Our Communities

Responsible Risk Management	Extraordinary Client Experience	Profitable Revenue Growth	Superior Workforce
• Our Way of Life • Asset Quality • Compliance / Regulatory • Operational Risk • Information Security • Change Management • Execution Risk • Reputational Risk	• Broad Delivery Channels • Delight the Customer • Knowledgeable, Caring Associates Consistently Delivering Competent Advice / Solutions • Consistent Experience at Every Touch Point • DWYSYWD	• M & A • Sales & Service Process • Define the Ideal Client Profile for New Relationships • Best Client Retention • Relationship Reviews; Value Added • Deepen Relationships / Cross Sell • Understand Customer Needs • Seek Client Referrals	• Right People / Right Job • Appetite for Winning • Culture of Learning • Coaching / Development • No Whiners / No Excuses • Accountability / Performance Metrics • Reward / Recognition

How we do it:

1. **Create a Winning Culture:** Embrace change / active learners / help each other win / communicate effectively
2. **Human Capital Development:** Define the behaviors and goals / provide the training / measure / coach / reward
3. **Pricing Discipline:** Focus on the risk-adjusted margin / fair prices, fair returns
4. **Operating Efficiencies:** Quest for continuous improvement / revenue growth faster than expense growth
5. **Merger Integration:** Manage the risk / retain and grow the revenue / lower the cost / delight the community

Strategic Priorities

Positive Operating Leverage	• Focused on sustainable revenue growth • Disciplined expense management • Expand revenue vs. expense growth gap beyond 2% • Drive core efficiency ratio toward 60%
Superior Asset Quality	• Balance growth with prudent credit practices • Improve diversity within the loan portfolio • Preserve key metrics superior to most of our peers
High Quality Balance Sheet	• Adjust earning asset mix by shifting investments to loans • Achieve meaningful loan growth each year • Maintain emphasis on core deposit growth • Prudent use of capital (dividends, share repurchases & acquisitions)

Strategic Targets

	Metrics	QE 12/31/16	QE 9/30/16	5-Year Strategic Target Range *
Improve Asset Quality	NPAs to total loans + OREO	1.16%	1.11%	0.70% to 1.00%
	Net charge-offs to average loans (1)	0.09%	0.14%	0.30% to 0.50%
Adjust Balance Sheet Mix	Loans to total assets	64.82%	64.49%	65.0% to 72.5%
	Loans to deposits	88.65%	84.23%	87.5% to 92.5%
	Non-interest DDA to deposits	29.26%	28.95%	27.0% to 30.0%
	Borrowings to total funding	15.23%	10.75%	10.0% to 15.0%
High Quality, Diversified Revenue Stream	Total revenue growth (1)	-8.83%	10.11%	4% to 7%
	Non-interest income to total revenue	31.23%	34.13%	35% to 40%
Strong Capital Position	Equity to assets	12.68%	13.10%	12% to 14%
	Tangible equity to tangible assets (2)	8.80%	9.13%	8% to 9%
Operating Leverage	Net interest margin (FTE)	3.54%	3.54%	3.40% to 3.65%
	Efficiency (2)	66.87%	64.33%	Below 60%
Execute on Strategies	Return on equity (1)	6.72%	7.07%	10% to 11%
	Return on assets (1)	0.87%	0.93%	1.15% to 1.20%
	Pre-provision net revenue to assets (1)(2)	1.35%	1.53%	Over 1.80%
	Dividend payout (3)	41.70%	37.37%	40% to 50%

(1) Annualized
(2) Non-GAAP financial measure. See Appendix
(3) Dividend data reflects amounts declared with respect to earnings for the period indicated.

* Current 5 Year Strategy Planning Period = 2017-2021

Strategic Capabilities

	National Banks						***Community Banks***				
Online Channel	Chase	Wells Fargo	Bank of America	PNC	Huntington	PEOPLES BANCORP	City National	Community Trust	Wes Banco	Park National	United Bank
Bill Pay	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Online Account Opening	Yes	Yes	Yes	Yes	Yes	Yes ★	Yes	No	No	No	No
Online Loan Applications	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	Yes
Online Financial Management	No	Yes	Yes	Yes	No	Yes ★	No	No	No	No	No
ACH, Wires Stop Payments	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Positive Pay	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	No	Yes	Yes
Tax Services	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	Yes
Mobile Channel											
Text Alerts	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Bill Pay-Specific to Mobile	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
iPhone/iPad/Android Apps	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Amazon Kindle App	Yes	Yes	No	Yes	No	Yes ★	No	No	Yes	No	Yes
Text Banking	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Mobile Deposit Capabilities	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	Yes	Yes
Apple Pay	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes
Samsung Pay	Yes	Yes	Yes	Yes	No	Yes ★	No	No	No	No	Yes
Business Support Center	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	Yes	No
Social Media Channel											
Facebook	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	Yes	No
Twitter	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	Yes	No
YouTube	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	Yes	Yes
LinkedIn	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Other Channels											
Prepaid Debit Card	Yes	Yes	No	Yes	No	Yes ★	No	Yes	No	No	No
Prepaid Gift Card	No	No	No	Yes	No	Yes ★	No	Yes	Yes	No	No
Employer-Loaded PayCards	Yes	Yes	Yes	Yes	No	Yes ★	No	No	No	No	No

★ Indicates Peoples has advantage over Community Bank group

Information accurate as of January 24, 2017

PEBO Market Insight

- **Strongest deposit market share positions in more rural markets where we can affect pricing**
- **Presence near larger cities puts us in position to capture lending opportunities in more urban markets (e.g. Cleveland, Akron, Canton, Cincinnati and Columbus)**


Cleveland-Elyria, OH
Akron, OH
Mount Vernon, OH
Coshocton, OH
Columbus, OH
Zanesville, OH
Cambridge, OH
Dayton, OH
Marietta, OH
Wilmington, OH
Athens, OH
Cincinnati, OH-KY-IN
Jackson, OH
Parkersburg-Vienna, WV
Point Pleasant, WV-OH
Huntington-Ashland, WV-KY-OH

Note: Green areas represent more urban population centers

PEBO

MSA Name	Total Deposits in Market ($000)*	Share of Total Institution	MSA Rank	MSA Share (%)
Marietta, OH	$ 555,561	21.9%	1	42.8
Cincinnati, OH-KY-IN	354,039	13.9%	16	0.3
Wilmington, OH	231,729	9.1%	1	38.4
Cambridge, OH	198,601	7.8%	1	34.8
Huntington-Ashland, WV-KY-OH	128,189	5.0%	17	2.3
Coshocton, OH	111,772	4.4%	2	25.0
Point Pleasant, WV-OH	105,614	4.2%	3	11.3
Cleveland-Elyria, OH	105,471	4.1%	23	0.2
Akron, OH	94,511	3.7%	16	0.7
Parkersburg-Vienna, WV	80,711	3.2%	3	6.0
Athens, OH	80,711	3.2%	3	12.0
Columbus, OH	77,656	3.1%	31	0.1
Jackson, OH	65,393	2.6%	3	15.1
Zanesville, OH	20,586	0.8%	8	1.5
Mount Vernon, OH	10,845	0.4%	9	1.3
Dayton, OH	8,619	0.3%	24	0.1
Total MSA	**$ 2,230,008**	**87.7%**		
Non-MSA	312,234	12.3%		
Total PEBO	**$ 2,542,242**	**100.0%**		

Source: SNL Financial @ 6/30/16

Peoples BANCORP

Performance Outlook

Peoples BANCORP®

Performance Outlook

	2017 Targets
Continue driving organic loan growth	5% to 7% growth in ending balances
Sustain net interest margin	3.45% to 3.50%
Grow fee-based revenues	4% to 6% growth
Control expense growth	Low single digit growth
Maintain or improve efficiency ratio	62% to 64%
Return to top-quartile asset quality (expected net charge-off levels)	Higher than 2016

Other Outlook Considerations

- **Continue executing on acquisition strategy**
  - Pursuing insurance and investment acquisition opportunities to build fee-based revenue
  - Given our improved stock price and the completion of our system upgrade, we believe there is potential for a bank acquisition in 2017
  - Leverage capacity and capabilities provided under the upgraded core banking system
- **Maintain strong dividend payout ratio**
  - Continue paying out 40% – 50% of earnings

Appendix

Quarterly Financial Summary

	Metrics	4Q 2015	1Q 2016	2Q 2016	3Q 2016	4Q 2016
Financial Performance	Diluted EPS	$0.14	$0.44	$0.44	$0.43	$0.41
	Return on common equity (2)	2.42%	7.59%	7.45%	7.07%	6.72%
	Return on assets (2)	0.32%	0.98%	0.97%	0.93%	0.87%
	Pre-provision net revenue to assets (1) (2)	1.31%	1.54%	1.48%	1.53%	1.35%
	Net interest margin (FTE) (2)	3.56%	3.53%	3.57%	3.54%	3.54%
	Efficiency ratio (1)	67.94%	64.26%	65.08%	64.33%	66.87%
	Adjusted efficiency ratio (1) (3)	64.69%	64.26%	64.85%	63.28%	64.83%
Capital	Tier 1 capital	13.67%	13.41%	13.33%	13.34%	13.21%
	Total capital	14.54%	14.29%	14.23%	14.24%	14.11%
	Tang. equity to tang. assets (1)	8.69%	8.88%	9.10%	9.13%	8.80%
	TBV per share (1)	$14.68	$15.39	$15.93	$16.14	$15.89
Asset Quality	NPAs to loans + OREO	0.98%	1.00%	1.04%	1.11%	1.16%
	NPAs to TE + ALLL	7.05%	7.08%	7.19%	7.78%	8.37%
	ALLL to originated loans	1.19%	1.17%	1.16%	1.13%	1.08%
	Net c/o's to avg loans (2)	2.63%	0.09%	0.03%	0.14%	0.09%
	Loan loss prov to avg loans (2)	1.41%	0.18%	0.14%	0.21%	0.13%

(1) Non-GAAP financial measure. See Appendix
(2) Annualized
(3) Excluding acquisition and other non-core expenses

Annual Financial Summary

	Metrics	YE 2015	YE 2016
Financial Performance	Diluted EPS	$0.61	$1.71
	Return on common equity (2)	2.69%	7.20%
	Return on assets (2)	0.35%	0.94%
	Pre-provision net revenue to assets (1) (2)	0.96%	1.48%
	Net interest margin (FTE) (2)	3.53%	3.54%
	Efficiency ratio (1)	75.50%	65.13%
	Adjusted efficiency ratio (1) (3)	67.49%	64.30%
Capital	Tier 1 capital	13.67%	13.21%
	Total capital	14.54%	14.11%
	Tang. equity to tang. assets (1)	8.69%	8.80%
	TBV per share (1)	$14.68	$15.89
Asset Quality	NPAs to loans + OREO	0.98%	1.16%
	NPAs to TE + ALLL	7.05%	8.37%
	ALLL to originated loans	1.19%	1.08%
	Net c/o's to avg loans (2)	0.78%	0.09%
	Loan loss prov to avg loans (2)	0.72%	0.17%

(1) Non-GAAP financial measure. See Appendix
(2) Annualized
(3) Excluding acquisition and other non-core expenses

Key Drivers of Shareholder Value

Growth largely attributable to NB&T acquisition →



LTM Revenue Growth
13.0%
8.3%
7.7%
PEBO
Peers
$1-5B



NPAs to Loans and OREO
1.11%
0.99%
1.32%
PEBO
Peers
$1-5B



LTM Fee Revenue to Average Assets
1.52%
1.19%
1.06%
PEBO
Peers
$1-5B



Dividend Yield
2.60%
2.35%
1.89%
PEBO
Peers
$1-5B

Peers include: SRCE, CHCO, CCNE, CBU, CTBI, FFKT, FMNB, FISI, FDEF, FFBC, THFF, FRME, GABC, HBNC, LKFN, MSFG, PRK, RBCAA, STBA, SYBT, TMP, TSC, UCFC

$1-5B group represents all publically-traded Midwest banks with total assets between $1 and $5 billion
Source: SNL Financial as of September 30, 2016

Peoples BANCORP

Non-GAAP Measures

PRE-PROVISION NET REVENUE

Pre-provision net revenue (PPNR) represents a non-GAAP financial measure commonly used to evaluate the operating performance and trends of financial services companies, including Peoples. PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital. PPNR is defined as net interest income plus non-interest income minus non-interest expense. This measure is non-GAAP since it excludes provision for (recovery of) loan losses and all gains and/or losses included in earnings.

($ in Thousands)	FY 2012	FY 2013	FY 2014	FY 2015	FY2016
Income (loss) before income taxes	$ 29,910	$ 29,084	$ 24,178	$ 14,816	$ 45,282
Add: Provision for loan losses	–	–	339	14,097	3,539
Add: Loss on debt extinguishment	4,144	–	–	520	707
Add: Loss on loans held-for-sale and OREO	–	–	95	529	34
Add: Loss on securities	–	–	30	–	1
Add: Loss on other assets	248	241	430	739	427
Less: Recovery of loan losses	4,716	4,410	–	–	–
Less: Gain on debt extinguishment	–	–	67	–	–
Less: Gain on loans held-for-sale and OREO	66	86	27	–	–
Less: Gains on securities	3,548	489	428	729	931
Less: Gains on other assets	–	–	–	–	35
Pre-provision net revenue	**$ 25,972**	**$ 24,340**	**$ 24,550**	**$ 29,972**	**$ 49,024**
Average assets *(in millions)*	$ 1,841	$ 1,932	$ 2,241	$ 3,112	$ 3,320
Pre-provision net revenue to average assets (a)	1.41%	1.26%	1.10%	0.96%	1.48%

(a) Presented on an annualized basis

Peoples BANCORP

Non-GAAP Measures

PRE-PROVISION NET REVENUE

Pre-provision net revenue (PPNR) represents a non-GAAP financial measure commonly used to evaluate the operating performance and trends of financial services companies, including Peoples. PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital. PPNR is defined as net interest income plus non-interest income minus non-interest expense. This measure is non-GAAP since it excludes provision for (recovery of) loan losses and all gains and/or losses included in earnings.

($ in Thousands)	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016
Income (loss) before income taxes	$ 3,008	$ 11,649	$ 11,441	$ 11,448	$ 10,744
Add: Provision for loan losses	7,238	955	727	1,146	711
Add: Loss on debt extinguishment	–	–	707	–	–
Add: Loss on loans held-for-sale and OREO	397	1	–	–	33
Add: Loss on securities	–	–	–	1	–
Add: Loss on other assets	100	30	97	224	76
Less: Gains on securities	56	96	767	–	68
Less: Gains on other assets	–	–	35	–	–
Pre-provision net revenue	**$ 10,687**	**$ 12,539**	**$ 12,170**	**$ 12,819**	**$ 11,496**
Average assets *(in millions)*	$ 3,241	$ 3,273	$ 3,307	$ 3,325	$ 3,387
Pre-provision net revenue to average assets (a)	1.31%	1.54%	1.48%	1.53%	1.35%

(a) Presented on an annualized basis

Non-GAAP Measures

EFFICIENCY RATIO

The efficiency ratio is a key financial measure used to monitor performance. The efficiency ratio is calculated as non-interest expense (less intangible amortization) as a percentage of fully tax-equivalent net interest income plus non-interest income. This measure is non-GAAP since it excludes intangible amortization and all gains and/or losses included in earnings, and uses the fully tax-equivalent net interest income.

($ in Thousands)	Q4 2015	FY 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	FY 2016
Total non-interest expense	$ 27,277	$ 115,081	$ 26,282	$ 26,505	$ 26,842	$ 27,282	$ 106,911
Less: intangible amortization	1,133	4,077	1,008	1,007	1,008	1,007	4,030
Efficiency ratio numerator	**$ 26,144**	**$ 111,004**	**$ 25,274**	**$ 25,498**	**$ 25,834**	**$ 26,275**	**$ 102,881**
Net interest income, fully tax-equivalent	$ 26,379	$ 99,588	$ 26,275	$ 26,810	$ 26,620	$ 27,184	$ 106,892
Non-interest income	12,101	47,441	13,054	12,367	13,538	12,111	51,070
Efficiency ratio denominator	**$ 38,480**	**$ 147,029**	**$ 39,329**	**$ 39,177**	**$ 40,158**	**$ 39,295**	**$ 157,962**
Efficiency ratio	67.94%	75.50%	64.26%	65.08%	64.33%	66.87%	65.13%

Non-GAAP Measures

CORE NON-INTEREST INCOME

Core non-interest income is non-GAAP since it excludes the impact of system upgrade revenue waived.

($ in Thousands)	FY 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	FY 2015
Total non-interest income	$ 40,053	$ 11,508	$ 11,926	$ 11,906	$ 12,101	$ 47,441
Plus: System upgrade revenue waived	-	-	-	-	-	-
Total non-core, non-interest income	$ -	$ -	$ -	$ -	$ -	$ -
Core non-interest income	**$ 40,053**	**$ 11,508**	**$ 11,926**	**$ 11,906**	**$ 12,101**	**$ 47,441**

($ in Thousands)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	FY 2016
Total non-interest income	$ 13,054	$ 12,367	$ 13,538	$ 12,111	$ 51,070
Plus: System upgrade revenue waived	-	-	-	85	85
Total non-core, non-interest income	$ -	$ -	$ -	$ 85	$ 85
Core non-interest income	**$ 13,054**	**$ 12,367**	**$ 13,538**	**$ 12,196**	**$ 51,155**

Non-GAAP Measures

CORE NON-INTEREST EXPENSE

Core non-interest expenses are non-GAAP since they exclude the impact of acquisition related costs, system upgrade costs, pension settlement charges, severance charges, search firm fees and legal settlement charges.

($ in Thousands)	FY 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	FY 2015
Total non-interest expense	$ 85,009	$ 32,914	$ 28,778	$ 26,112	$ 27,277	$ 115,081
Less: acquisition related costs	4,754	9,044	732	108	838	10,723
Less: pension settlement charges	1,400	269	103	82	5	460
Less: other non-core charges	298	-	185	-	407	592
Total non-core expenses	$ 6,452	$ 9,313	$ 1,020	$ 190	$ 1,250	$ 11,775
Core non-interest expenses	**$ 78,557**	**$ 23,601**	**$ 27,758**	**$ 25,922**	**$ 26,027**	**$ 103,306**

($ in Thousands)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	FY 2016
Total non-interest expense	$ 26,282	$ 26,505	$ 26,842	$ 27,282	$ 106,911
Less: system upgrade costs	-	90	423	746	1,259
Less: acquisition related costs	-	-	-	-	-
Less: pension settlement charges	-	-	-	-	-
Less: other non-core charges	-	-	-	-	-
Total non-core expenses	$ -	$ 90	$ 423	$ 746	$ 1,259
Core non-interest expenses	**$ 26,282**	**$ 26,415**	**$ 26,419**	**$ 26,536**	**$ 105,652**

Non-GAAP Measures

ADJUSTED EFFICIENCY RATIO

The adjusted efficiency ratio is a key financial measure used to monitor performance. The adjusted efficiency ratio is calculated as core non-interest expense (less intangible amortization) as a percentage of fully tax-equivalent net interest income plus core non-interest income. This measure is non-GAAP since it uses core non-interest expenses (which excludes the impact of acquisition related costs, system upgrade costs, pension settlement charges, severance charges, search firm fees, and legal settlement charges), excludes intangible amortization and all gains and/or losses included in earnings, uses the fully tax-equivalent net interest income, and uses core non-interest income (which excludes system upgrade revenue waived.)

($ in Thousands)	FY 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	FY 2015
Total core non-interest expenses	$ 78,557	$ 23,601	$ 27,758	$ 25,922	$ 26,027	$ 103,306
Less: intangible amortization	1,428	673	1,144	1,127	1,133	4,077
Adjusted efficiency ratio numerator	**$ 77,129**	**$ 22,928**	**$ 26,614**	**$ 24,795**	**$ 24,894**	**$ 99,229**
Net interest income, fully tax-equivalent	$ 70,841	$ 21,828	$ 25,320	$ 26,061	$ 26,379	$ 99,588
Core non-interest income	40,053	11,508	11,926	11,906	12,101	47,441
Adjusted efficiency ratio denominator	**$ 110,894**	**$ 33,336**	**$ 37,246**	**$ 37,967**	**$ 38,480**	**$ 147,029**
Adjusted efficiency ratio	69.55%	68.78%	71.45%	65.31%	64.69%	67.49%

($ in Thousands)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	FY 2016
Total core non-interest expenses	$ 26,282	$ 26,415	$ 26,419	$ 26,536	$ 105,652
Less: intangible amortization	1,008	1,007	1,008	1,007	4,030
Adjusted efficiency ratio numerator	**$ 25,274**	**$ 25,408**	**$ 25,411**	**$ 25,529**	**$ 101,622**
Net interest income, fully tax-equivalent	$ 26,275	$ 26,810	$ 26,620	$ 27,184	$ 106,892
Core non-interest income	13,054	12,367	13,538	12,196	51,155
Adjusted efficiency ratio denominator	**$ 39,329**	**$ 39,177**	**$ 40,158**	**$ 39,380**	**$ 158,047**
Adjusted efficiency ratio	64.26%	64.85%	63.28%	64.83%	64.30%

Non-GAAP Measures

TANGIBLE EQUITY RATIOS

Peoples uses tangible common equity ratios to evaluate the adequacy of Peoples' stockholders' equity. Such ratios represent non-GAAP financial information since the calculations exclude the impact of intangible assets acquired through acquisitions on both total stockholders' equity and total assets, and the related amortization from earning. Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-GAAP financial measures to amounts reported in Peoples' consolidated financial statements.

($ in Thousdands)	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016
Tangible Equity:					
Total stockholders' equity, as reported	$ 419,789	$ 428,486	$ 437,753	$ 440,637	$ 435,261
Less: goodwill and other intangible assets	149,617	148,997	147,971	147,005	146,018
Tangible equity	$ 270,172	$ 279,489	$ 289,782	$ 293,632	$ 289,243
Tangible Assets:					
Total assets, as reported	$ 3,258,970	$ 3,294,929	$ 3,333,455	$ 3,363,585	$ 3,432,348
Less: goodwill and other intangible assets	149,617	148,997	147,971	147,005	146,018
Tangible assets	$ 3,109,353	$ 3,145,932	$ 3,185,484	$ 3,216,580	$ 3,286,330
Tangible Equity to Tangible Assets:					
Tangible equity	$ 270,172	$ 279,489	$ 289,782	$ 293,632	$ 289,243
Tangible assets	$ 3,109,353	$ 3,145,932	$ 3,185,484	$ 3,216,580	$ 3,286,330
Tangible equity to tangible assets	8.69%	8.88%	9.10%	9.13%	8.80%
Tangible Book Value per Share					
Tangible equity	$ 270,172	$ 279,489	$ 289,782	$ 293,632	$ 289,243
Common shares outstanding	18,404,864	18,157,932	18,185,708	18,195,986	18,200,067
Tangible book value per share	$ 14.68	$ 15.39	$ 15.93	$ 16.14	$ 15.89

Peoples BANCORP®

Nasdaq: PEBO

Investor Presentation

4th Quarter 2016